UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026

Monroe Capital Income Plus Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-01301	83-0711022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, 35th Floor
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 258-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On February 10, 2026, Monroe Capital Income Plus Corporation (the “Company”), entered into the Seventh Amendment to Amended and Restated Revolving Credit and Security Agreement (“Seventh Amendment”), by and among MC Income Plus Financing SPV LLC, a wholly-owned subsidiary of  the Company, as borrower, the Company, as collateral manager, the lenders party thereto, KeyBank National Association, as administrative agent and as lead arranger, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator, and U.S. Bank National Association, as document custodian. The Seventh Amendment amended the Credit and Security Agreement identified therein (the “Credit Agreement”) to, among other things, increase the Facility Amount from $450,000,000 of aggregate commitments to $575,000,000 of aggregate commitments, to reduce the interest rate applicable to borrowings under the Credit Agreement by 0.50% per annum and to extend the Reinvestment Period from July 16, 2027 to February 10, 2029 and the Final Maturity Date from July 16, 2029 to February 10, 2031.

Borrowing under the Credit Agreement remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Credit Agreement, as amended by the Seventh Amendment. The description above is only a summary of the Seventh Amendment, and is qualified in its entirety by reference to the copy of the Seventh Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Seventh Amendment to Credit Agreement, dated as of February 10, 2026, by and among the Company, as collateral manager, MC Income Plus Financing SPV LLC, as borrower, the lenders party thereto and KeyBank National Association, as administrative agent and as lead arranger, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator, and U.S. Bank National Association, as document custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Income Plus Corporation

Date: February 13, 2026	By:	/s/ Lewis W. Solimene, Jr.
Lewis W. Solimene, Jr.
Chief Financial Officer and Chief Investment Officer